Exhibit 32

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

AND PRINCIPAL FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, Lecia Walker, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Original Source Music, Inc. on Form 10-Q for the period ended June 30, 2017, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Original Source Music, Inc.

Dated: August 14, 2017

/s/  Lecia Walker

Name:

Lecia Walker

Title:

Principal Executive Officer

Principal Financial Officer